UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2016

FMC Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16489	36-4412642
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 N. Sam Houston Parkway W., Houston, TX	77086
(Address of Principal Executive Offices)	(Zip Code)

(281) 591-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 16, 2016, FMC Technologies, Inc. (the “Company”) and Technip S.A., a French société anonyme (“Technip”), issued a joint news release announcing that on June 14, 2016 they entered into a definitive business combination agreement (the “Business Combination Agreement”), providing for a business combination among the Company, FMC Technologies SIS Limited, a private limited company incorporated under the laws of England and Wales and a wholly owned subsidiary of the Company (“Topco”), and Technip. A copy of the joint news release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The entry into the Business Combination Agreement follows the Company’s announcement on May 19, 2016, of its intention to enter into a business combination with Technip. The May 19 announcement was made on the basis of entrance into a binding memorandum of understanding (the “MOU”) on May 18, 2016 by the Company, Topco and Technip. The MOU provided that, subject to completion of certain employee consultation procedures required under applicable law and certain other customary conditions, the parties to the MOU would enter into the Business Combination Agreement. The MOU provided that the employee consultation procedures were to be completed by September 30, 2016. On June 14, 2016, the parties completed the employee consultation procedures and other conditions precedent to their entrance into the Business Combination Agreement.

Business Combination Agreement

The Business Combination Agreement provides for (i) the merger of Technip with and into Topco (the “Technip Merger”), with Topco surviving the merger, and immediately thereafter, (ii) the merger of a wholly owned indirect subsidiary of Topco (“Merger Sub”) with and into the Company (the “Company Merger” and, together with the Technip Merger, the “Mergers”), with the Company surviving as a wholly owned subsidiary of Topco, in each case subject to the terms and conditions of the Business Combination Agreement. At the effective time of the Technip Merger, each issued and outstanding ordinary share of Technip (the “Technip Shares”), other than Technip Shares owned by Technip or its subsidiaries, will be converted into the right to receive two ordinary shares of Topco (“Topco Shares”). At the effective time of the Company Merger, each share of common stock of the Company (each, a “Company Share”), other than Company Shares owned by the Company, Topco, Merger Sub or their respective subsidiaries, will be converted into the right to receive one Topco Share. Topco will apply to list the Topco Shares to be issued in the Mergers on the New York Stock Exchange and the regulated market of Euronext Paris. Following consummation of the Mergers, former Technip stockholders will own approximately 50.9 percent of Topco and former stockholders of the Company will own approximately 49.1 percent of Topco, on a fully diluted basis.

A more detailed summary of the Business Combination Agreement was included in the Company’s Form 8-K filed on May 19, 2016 and is incorporated by reference herein. The foregoing description of the Business Combination Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Business Combination Agreement, including the exhibits attached thereto, a copy of which is attached as Exhibit 2.1 herewith and is incorporated by reference herein.

Important Information for Investors and Securityholders

Forward-Looking Statements

This communication contains “forward-looking statements”. All statements other than statements of historical fact contained in this report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements usually relate to future events and anticipated revenues, earnings, cash flows or other aspects of the Company’s operations or operating results. Forward-looking statements are often identified by the words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “may,” “estimate,” “outlook” and similar expressions, including the negative thereof. The absence of these words, however, does not mean that the statements are not forward-looking. These forward-looking statements are based on the Company’s current expectations, beliefs and assumptions concerning future developments and business conditions and their potential effect on the Company. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting the Company will be those that the Company anticipates.

Factors that could cause actual results to differ materially from those in the forward-looking statements include failure to obtain applicable regulatory or stockholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; failure to obtain favorable opinions from counsel for each company to the effect of how Topco should be treated for U.S. tax purposes as a result of the proposed transaction; risks associated with tax liabilities, or changes in U.S. federal or international tax laws or interpretations to which they are subject, including the risk that the Internal Revenue Service disagrees that Topco is a foreign corporation for U.S. federal tax purposes; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; reductions in client spending or a slowdown in client payments; unanticipated changes relating to competitive factors in the companies’ industries; ability to hire and retain key personnel; ability to successfully integrate the companies’ businesses; the potential impact of announcement or consummation of the proposed transaction on relationships with third parties, including clients, employees and competitors; ability to attract new clients and retain existing clients in the manner anticipated; reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting the companies; international, national or local economic, social or political conditions that could adversely affect the companies or their clients; conditions in the credit markets; risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; and the parties’ international operations, which are subject to the risks of currency fluctuations and foreign exchange controls.

All forward-looking statements involve risks and uncertainties (some of which are significant or beyond the Company’s control) and assumptions that could cause actual results to differ materially from the Company’s historical experience and the Company’s present expectations or projections. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time by the Company and Topco with the United States Securities and Exchange Commission (the “SEC”) and those described in Technip’s annual reports, registration documents and other documents filed from time to time with the French financial markets regulator (Autorité des Marchés Financiers or the “AMF”). The Company wishes to caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by law.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and applicable European regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC

Topco will file with the SEC a registration statement on Form S-4, which will include the proxy statement of the Company that also constitutes a prospectus of Topco (the “proxy statement/prospectus”). INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, TECHNIP, TOPCO, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC on the Company’s website at www.fmctechnologies.com (for documents filed with the SEC by the Company) or on Technip’s website at www.technip.com (for documents filed with the SEC by Technip).

Important Additional Information Will be Made Available in an Information Document

Technip will prepare an information document to be made available in connection with the Technip meeting of stockholders called to approve the proposed transaction (the “Report”). INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE INFORMATION DOCUMENT, AND OTHER RELEVANT DOCUMENTS TO BE PUBLISHED ON THE TECHNIP WEBSITE, IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, TECHNIP, TOPCO, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the information document from Technip on its website at www.technip.com.

Important Additional Information Will be Made Available in an Prospectus Prepared in accordance with the EU Prospectus Directive

Topco will make publicly available a prospectus, prepared in accordance with the EU Prospectus Directive 2003/71/EC, with respect to the issuance of new shares as a result of the proposed transaction and their admission to trading on the regulated market of Euronext Paris (including any supplement thereto, the “Admission Prospectus”). INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE ADMISSION PROSPECTUS, AND OTHER RELEVANT DOCUMENTS, IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, TECHNIP, TOPCO, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Admission Prospectus from Topco when available.

Participants in the Solicitation

The Company, Technip, Topco and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company and Technip, respectively, in respect of the proposed transactions contemplated by the proxy statement/prospectus and the report. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of the Company, and Technip, respectively, in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and its Proxy Statement on Schedule 14A, dated March 25, 2016, which are filed with the SEC and can be obtained free of charge from the sources indicated above. Information regarding Technip’s directors and executive officers is contained in Technip’s Annual Report for the year ended December 31, 2015 filed with the AMF and can be obtained free of charge from the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Business Combination Agreement, dated as of June 14, 2016, by and among FMC Technologies, Inc., FMC Technologies SIS Limited and Technip S.A.

99.1	News release jointly issued by FMC Technologies, Inc. and Technip S.A. on June 16, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FMC TECHNOLOGIES, INC.

Dated: June 16, 2016	By:	/s/ Dianne B. Ralston
	Name:	Dianne B. Ralston
	Title	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Business Combination Agreement, dated as of June 14, 2016, by and among FMC Technologies, Inc., FMC Technologies SIS Limited and Technip S.A.

99.1	News release jointly issued by FMC Technologies, Inc. and Technip S.A. on June 16, 2016